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                                                                    Exhibit 23.1


                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 333-25041 of Rowan Companies, Inc. on Form S-8 of our report dated June 29, 2001, appearing in this Annual Report on Form 11-K of the Rowan Companies, Inc. Savings and Investment Plan for the year ended December 31, 2000.



DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

Houston, Texas
June 29, 2001